Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT

(To Prospectus dated July 19, 2019
and Prospectus Supplement dated August 5, 2019, November 4, 2019,

February 5, 2020, February 7, 2020,

February 11, 2020, February 14, 2020, May 6, 2020, May 11, 2020 and May 19, 2020)

May 21, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement dated May 19, 2020, (the “Ninth Prospectus Supplement”), the prospectus supplement dated May 11, 2020, (the “Eighth Prospectus Supplement”), the prospectus supplement dated May 6, 2020, (the “Seventh Prospectus Supplement”), the prospectus supplement dated February 14, 2020, (the “Sixth Prospectus Supplement), the prospectus supplement dated February 11, 2020 (the “Fifth Prospectus Supplement”), the prospectus supplement dated February 7, 2020 (the “Fourth Prospectus Supplement”), the prospectus supplement dated February 5, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement, dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated July 19, 2019 (the “Base Prospectus,” together with the Ninth Prospectus Supplement, the Eighth Prospectus Supplement, the Seventh Prospectus Supplement, the Sixth Prospectus Supplement, the Fifth Prospectus Supplement, the Fourth Prospectus Supplement, Third Prospectus Supplement, the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647. Oxford Lane Capital Corp.’s (the “Company”) investment adviser, Oxford Lane Management, LLC, has agreed to pay to Ladenburg Thalmann & Co. Inc., if necessary, a supplemental payment per share that will reflect the difference between the public offering price per share and the net proceeds per share received by the Company in this offering such that the net proceeds per share received by the Company (before expenses) are not below the Company’s then current net asset value per share.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus and under the “Supplementary Risk Factors” section beginning on page 5 of the Seventh Prospectus Supplement before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to May 20, 2020, we sold a total of 55,961,326 shares of common stock pursuant to the “at-the-market” offering. Of the 55,961,326 shares of common stock sold, 13,813,244 shares were sold pursuant to our prior registration statement on Form N-2 (File No 333-205405) (the “Prior Registration Statement”). The total amount of capital raised as a result of these sales of common stock was approximately $550.0 million ($147.6 million pursuant to the Prior Registration Statement) and net proceeds were approximately $541.2 million ($144.5 million pursuant to the Prior Registration Statement) after deducting the sales agent’s commissions and offering expenses.

Recent Developments

On May 20, 2020, our Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of our 7.50% Series 2023 Term Preferred Shares, our 6.75% Series 2024 Term Preferred Shares and our 6.25% Series 2027 Term Preferred Shares (collectively, the “Preferred Stock”). Under this repurchase program, we may, but are not obligated to, repurchase our outstanding Preferred Stock in the open market from time to time through September 30, 2020. The timing and the amount of Preferred Stock to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will also be conducted in accordance with the Investment Company Act of 1940, as amended. There are no assurances that we will engage in any repurchases.

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